Exhibit 32.2

CERTIFICATION OF INTERIM CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kapil Agrawal, the Interim Chief Financial Officer of Poshmark, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Poshmark, Inc. for the quarterly period ended September 30, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Poshmark, Inc.

Date: November 10, 2021	By:	/s/ Kapil Agrawal
Kapil Agrawal
Interim Chief Financial Officer